UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2021

Trinity Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

14221 N. Dallas Parkway, Suite 1100

Dallas, Texas 75254-2957

(Address of Principal Executive Offices, and Zip Code)

214-631-4420

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 3, 2021, Trinity Industries, Inc. (“Trinity”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Rush Hour Intermediate II, LLC (“Buyer”), an entity owned by an affiliated investment fund of Monomoy Capital Partners (“Monomoy”), with respect to the highway products business (the “Business”) of Trinity Highway Products, LLC (“THP”), a wholly owned subsidiary of Trinity, and certain direct and indirect subsidiaries of THP identified in the Purchase Agreement (collectively with THP, the “Acquired Companies”). The Purchase Agreement and the transactions contemplated thereby (such transactions, the “Pending Acquisition”) were unanimously approved by the Board of Directors of Trinity.

Subject to the terms and conditions of the Purchase Agreement, Trinity has agreed to sell all of the issued and outstanding equity interests (the “Acquired Interests”) of THP to Buyer, which purchase shall include all of the issued and outstanding equity interests of each of the Acquired Companies, for a cash purchase price of $375 million, subject to certain customary adjustments set forth in the Purchase Agreement (as so adjusted, the “Purchase Price”). Buyer intends to fund the Purchase Price through a combination of debt and equity financing (collectively, the “Financing”). The obligations of Buyer under the Purchase Agreement are not conditioned on receipt of the Financing. However, if Buyer is unable to obtain the Financing, Trinity will be unable to compel Buyer to consummate the Pending Acquisition, and Trinity’s redress may be limited, subject to the satisfaction of certain conditions, to receipt of the Reverse Termination Fee (as defined below).

The Pending Acquisition, which is expected to close in the fourth quarter of 2021, is subject to customary closing conditions, including, among others, the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Purchase Agreement contains customary representations, warranties and covenants of each of Trinity, on the one hand, and Buyer, on the other hand, including, but not limited to, (i) the obligation of Trinity to (a) cause each of the Acquired Companies to operate the Business in the ordinary course of business in all material respects, (b) to not engage in certain activities competitive with the Business for a specified period following closing, (c) to indemnify Buyer for certain liabilities, and (d) to provide transition services to Buyer following closing, and (ii) the obligation of Buyer to use its reasonable best efforts to obtain the proceeds of the Financing on the terms and conditions set forth in the debt and equity commitment letters delivered by Buyer to Trinity.

The Purchase Agreement contains customary termination rights for both Trinity and Buyer under certain circumstances, including, among others, the right of either Trinity or Buyer to terminate the Purchase Agreement if the Pending Acquisition is not consummated by January 31, 2022. In addition, subject to certain conditions and under specified circumstances, Buyer is required to pay Trinity a cash reverse termination fee equal to $22.5 million (the “Reverse Termination Fee”) if the Purchase Agreement is terminated. Concurrently with the execution of the Purchase Agreement, affiliates of Monomoy executed and delivered a limited guarantee in favor of Trinity (such fund, the “Guarantors”) pursuant to which the Guarantors are guaranteeing the payment of the Reverse Termination Fee by Buyer.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Purchase Agreement may change after the date of the Purchase Agreement. Accordingly, the Purchase Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding Trinity, the Acquired Companies, their subsidiaries or their businesses as of the date of the Purchase Agreement or as of any other date.

Item 7.01	Regulation FD Disclosure.

Trinity previously disseminated a press release announcing the parties’ entry into the Purchase Agreement. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

Some statements in this Current Report on Form 8-K, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity’s estimates, expectations, beliefs, intentions or strategies for the future, including the expected closing of the Pending Acquisition. The assumptions underlying these forward-looking statements include, but are not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. In particular, the closing of the Pending Acquisition is subject to a number of conditions, which in turn are subject to a broad range of risks and uncertainties that could affect Trinity, and there are no assurances that the closing will be completed when expected or at all. For a discussion of risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Purchase and Sale Agreement dated November 3, 2021, by and between Trinity and Buyer.

99.1	Press Release, dated November 3, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

November 3, 2021	By:	/s/ Jared S. Richardson
	Name:	Jared S. Richardson
	Title:	Vice President and Secretary